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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) JULY 27, 2005
                                                          -------------


                           Ohio State Bancshares, Inc.
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             (Exact name of registrant as specified in its charter)


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

                    OHIO                                                                               34-1816546
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         (State or other jurisdiction                       (Commission                              (IRS Employer
                of incorporation)                           File Number)                          Identification No.)


                            111 S. MAIN STREET, MARION, OHIO                                             43302
              ------------------------------------------------------------                   ------------------------------
                        (Address of principal executive offices)                                       (Zip Code)


         Registrant's telephone number, including area code 740-387-2265
                                                            ------------


                                       N/A

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS: ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

Cynthia L. Sparling, Senior Vice President & Chief Operating Officer of The Ohio State Bank, the registrant sole operating subsidiary resigned effective July 27, 2005.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

         Dated: July 29, 2005

                                Ohio State Bancshares, Inc.

                            By  /s/ Todd M. Wanner
                                ------------------------------
                                Todd M. Wanner
                                Chief Financial Officer